UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2011

CHOICE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	27-2416885
State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number

2450 Witzel Avenue
Oshkosh, Wisconsin	54904
Address of principal executive offices	Zip Code

(920) 230-1300
Registrant’s telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Choice Bank (the “Bank”) and Choice Bancorp, Inc. (“Choice Bancorp”) have issued a joint announcement (the “Joint Announcement”) in which, among other things, the Bank provided preliminary operating results for the quarter and year ended December 31, 2010.  A copy of the Joint Announcement, which was posted on the Bank’s website (http://www.choicebank.com) on March 2, 2011, is attached to this Report as Exhibit 99.1.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Joint Announcement referred to in Item 2.02, above, reported, among other things, that, effective February 25, 2011, Keith Pollnow resigned from his positions as President and Chief Executive Officer and as a member of the Board of Directors of both the Bank and Choice Bancorp.  Until Mr. Pollnow’s successor is named, Stan Leedle, who currently serves as the Bank’s Chief Credit Officer, will assume the role of interim president and chief executive officer of both the Bank and Choice Bancorp.  A copy of the Joint Announcement is attached to this Report as Exhibit 99.1.

ITEM 8.01

OTHER EVENTS

Anticipated Completion of Reorganization

The Joint Announcement referred to in Item 2.02, above, reported, among other things, that the Bank and Choice Bancorp have received all necessary regulatory approvals for completion of the holding company reorganization that was approved by the Bank’s shareholders in August 2010 and that the closing of the reorganization is expected to occur on or about March 10, 2011.  Effective as of the closing date, Choice Bank will become a wholly owned subsidiary of Choice Bancorp and each issued and outstanding share of Choice Bank common stock will be converted solely into the right to receive one (1) share of Choice Bancorp common stock, and the outstanding warrants for Choice Bank common stock will be converted into warrants to acquire Choice Bancorp common stock.  A copy of the Joint Announcement is attached to this Report as Exhibit 99.1.

Shortly after the closing of the reorganization, the Bank’s Transfer Agent will begin mailing to Bank shareholders of record as of the closing date a “Letter of Transmittal,” which is a document that each Bank shareholder will be required to complete and return to the Transfer Agent to effect the surrender of (i) stock certificate(s) representing Bank common stock in exchange for stock certificate(s) representing an equal number of shares of Choice Bancorp common stock; and (ii) warrant certificates representing the right to purchase Bank common stock in exchange for substantially identical warrant certificates representing the right to purchase the same number of shares of Choice Bancorp common stock.  The Letter of Transmittal and accompanying materials will contain detailed instructions as to how to complete the document, endorse and return the stock and warrant certificate(s) being surrendered and what to do if one or more stock or warrant certificate(s) have been lost, stolen or destroyed.

The Bank and Choice Bancorp encourage Bank shareholders to surrender their stock and/or warrant certificates as promptly as possible after they receive their Letters of Transmittal.

Date of Choice Bancorp 2011 Annual Shareholders’ Meeting

In the Joint Announcement referred to in Item 2.02, Choice Bancorp announced that the first annual meeting of the shareholders of Choice Bancorp is tentatively scheduled for June 15, 2011, and that a formal Notice of Annual Meeting and Proxy Statement containing the specific date, time and location of the annual meeting is expected to be sent to shareholders four to six weeks before the 2011 Annual Meeting.  A copy of the Joint Announcement is attached to this Report as Exhibit 99.1.  The purpose of the Choice Bancorp 2011 Annual Meeting will be to elect six (6) Class I directors for three-year terms expiring at Choice Bancorp’s annual shareholders’ meeting to be held in 2014.  At the present time Choice Bancorp does not expect there to be any other matters submitted to a vote of the shareholders at the 2011 Annual Meeting but, if any such matters should arise, they will be stated in the formal Notice of Annual Meeting and, unless such matters are shareholder proposals that are properly excluded therefrom (see discussion of shareholder proposals, below), will be discussed in the Proxy Statement.

The Choice Bancorp 2011 Annual Meeting is not a meeting of the shareholders of the Choice Bank.  As of the closing date of the reorganization (see above), the Bank will have a single shareholder (Choice Bancorp) and the Bank will not hold an annual meeting in 2011 or in the future.

Although the Bank and Choice Bancorp encourage Bank shareholders to surrender their stock certificates as promptly as possible after they receive their Letters of Transmittal, provision will be made to permit Bank shareholders who have not completed this process or received their new Choice Bancorp stock certificates from the transfer agent to vote their shares at the Choice Bancorp 2011 Annual Meeting.

Shareholder Proposals and Nominations

The following information is provided pursuant to Rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “SEC Rules”).  Under the SEC Rules, Choice Bancorp is required to provide shareholders with notice of the deadline for submitting shareholder proposals for inclusion in the Choice Bancorp Proxy Statement for its 2011 Annual Meeting.

Shareholder Proposals for Inclusion in Proxy Statement

Choice Bancorp will be required to include a shareholder proposal in its 2011 Annual Meeting Proxy Statement (and submit the proposal to a shareholder vote) if the proposal is received in a timely manner and the proposal (and the shareholder making the proposal) satisfy certain requirements and conditions specified in SEC Rule 14a-8.  Attention is directed to SEC Rule 14a-8 for a complete explanation of these requirements and conditions.  THE DEADLINE FOR SUBMISSION OF A SHAREHOLDER PROPOSAL FOR INCLUSION IN CHOICE BANCORP’S PROXY STATEMENT FOR THE 2011 ANNUAL MEETING IS THE CLOSE OF BUSINESS ON WEDNESDAY, APRIL 15, 2011.  Choice Bancorp may automatically exclude from its

Proxy Statement any shareholder proposal that is not actually received by the Secretary of Choice Bancorp by the deadline.

Choice Bancorp may also exclude any shareholder proposal from its 2011 Annual Meeting Proxy Statement if the conditions in SEC Rule 14a(8) are not met and the proposal does not contain the information required under Section 3.5(a)(1) of Choice Bancorp’s Bylaws.  Among other things, under SEC Rule 14a(8), a shareholder proposal may be excluded if the proposal (a) is not a proper subject for action by shareholders under Wisconsin corporation law; (b) if implemented, would cause Choice Bancorp to violate any applicable law; (c) relates to the redress of a personal claim or grievance; (d) is designed to result in a benefit to or further a personal interest of the shareholder making the proposal that is not shared by the other shareholders in general; (e) involves a matter relating to Choice Bancorp’s ordinary business operations; (f) relates to a procedure for nomination or election of directors; (g) substantially duplicates another proposal already submitted to Choice Bancorp by another shareholder; or (h) relates to specific amounts of cash or stock dividends.  The foregoing summary is not all-inclusive and persons considering making a proposal for inclusion in Choice Bancorp’s 2011 Annual Meeting Proxy Statement are encouraged to read the relevant provisions of the SEC Rule and Choice Bancorp Bylaws referred to above for a complete statement of the ground on which a shareholder proposal may be excluded from the Proxy Statement.

If Choice Bancorp receives a timely shareholder proposal that it wishes to exclude on one or more of the grounds for exclusion specified in SEC Rule 14a(8) (some of which are summarized above), it will be required to submit the proposal and its objection to the SEC for a determination as to whether it may do so.  This process would likely require Choice Bancorp to reschedule the 2011 Annual Meeting for a later date.

Nominations for Inclusion in Proxy Statement

Even though Choice Bancorp’s Bylaws permit shareholders to nominate persons to serve on the Board of Directors, the SEC Rules do not require Choice Bancorp to include a shareholder’s nominee in its Proxy Statement.

Other Shareholder Proposals and Nominations

Under Section 3.5 of Choice Bancorp’s Bylaws, a shareholder may make a proposal for consideration, or nominate a person for election at an Annual Meeting, if (i) the shareholder submits the proposal or nomination not more than 60 days prior to the anniversary of Choice Bancorp’s annual meeting held in the prior year; (ii) the shareholders notice of the proposal or nomination contains certain specified information; and (iii) if a proposal, the proposal is not properly excluded from consideration under Section 3.5(d) of the Bylaws (which is similar to SEC Rule 14a-8).  THE DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS AND NOMINATIONS FOR CONSIDERATION AT THE 2011 ANNUAL MEETING IS ALSO THE CLOSE OF BUSINESS ON WEDNESDAY, APRIL 15, 2011.  Because Choice Bancorp did not hold an annual meeting in 2010, this deadline is 60 days prior to the tentative date set for the 2011 Annual Meeting.

SHAREHOLDERS WISHING TO SUBMIT A PROPOSAL FOR CONSIDERATION, OR NOMINATE A PERSON FOR ELECTION TO THE BOARD OF DIRECTORS, AT THE CHOICE BANCORP 2011 ANNUAL MEETING, ARE URGED TO READ SEC RULE 14a-8 AND SECTION 3.5 OF CHOICE BANCORP’S BYLAWS CAREFULLY AND FOLLOW THE PROCEDURES AND REQUIREMENTS SPECIFIED THEREIN.  Failure to do so on a timely basis may result in the exclusion of the proposal or nominee from consideration at the 2011 Annual Meeting.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit 99.1

Choice Bank and Choice Bancorp, Inc. joint announcement issued on March 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOICE BANCORP, INC.

Dated: March 2, 2011	By: /s/ Stanley Leedle
Stanley Leedle, Interim President

EXHIBIT INDEX

Exhibit 99.1

Choice Bank and Choice Bancorp, Inc. joint announcement issued on March 2, 2011.

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